EXHIBIT 10.23


                                  EXHIBIT 10.23

                               CONSENT TO SUBLEASE

                                                              September 30, 1999


Urologix
14405 21st Avenue North
Suite 111
Plymouth, MN 55447

RE: Sublease Agreement dated September 23, 1999 ("Sublease") between Urologix, Inc., a Minnesota corporation ("Tenant") and Spectra Science, Inc., a Minnesota corporation ("Subtenant") Premises: Approximately 13,282 square feet located in Suite 111 of at Parkers Lake Pointe I, 14405 21st Avenue North, Plymouth, Minnesota 55447, a copy of which is attached hereto as Exhibit 1.

Gentlemen:

Reference is hereby made to your request for consent to the subletting contemplated by the Sublease.

Subject to and contingent upon your consent to the Sublease, we hereby consent to such subletting subject to the following understandings, agreements and conditions:

         1. Neither this consent nor the terms of the Sublease modifies, amends, waives or affects any of the terms, covenants, conditions, provisions or agreements of the lease from the undersigned to Tenant dated January 20, 1992 as amended on June 20, 1994, April 5, 1995, March 7, 1996, September 30, 1996, November 15, 1996, October 31, 1997, March 12, 1998 and March 26, 1998 (as
amended, the "Lease"), a copy of which is attached hereto as Exhibit 2, which Lease shall continue to apply to all the space covered by the Lease and the use and occupancy thereof. The Sublease is subject and subordinate at all times to this consent and to the Lease and all of its terms, covenants, conditions, provisions and agreements.

         2. This consent shall not be construed to create a landlord-tenant relationship or privity of contract or estate between the undersigned and Subtenant.

         3. Nothing contained herein shall be construed as a consent to, approval of, or ratification by the undersigned of any of the particular provisions of the Sublease or as a representation or warranty by the undersigned in respect thereof. The undersigned is not passing on the terms, covenants and conditions of the Sublease and is not assuming any obligations under the Sublease.

         4. Neither the Sublease, nor this consent thereto shall be construed as a consent by the undersigned to any further subletting either by Tenant or by Subtenant.

         5. If Tenant breaches any of the terms and provisions of the Lease, the undersigned may elect to receive directly from Subtenant all sums due or payable to Tenant by Subtenant pursuant to the Sublease, and upon written notice from the undersigned, Subtenant shall thereafter pay to the undersigned any and all sums becoming due or payable under the Sublease. Notwithstanding the foregoing, neither the giving of such notice to Subtenant nor the receipt of such direct payments from Subtenant shall cause the undersigned to assume any of Tenant's obligations and/or liabilities under the Sublease, nor shall such event impose upon the undersigned the obligation to honor the Sublease nor subsequently to accept Subtenant's attornment.

         6. This consent is not assignable, nor shall this consent be a consent to any amendment, modification, extension or renewal of the Sublease, without the undersigned's prior written consent.

         7. Tenant and Subtenant agree to reimburse the undersigned, upon demand, for any and all costs and expenses (including, without limitation, attorney's fees and disbursements) incurred by the undersigned in connection with the Sublease and any failure to pay the same upon demand shall be a default under the Lease.

         8. Tenant and Subtenant covenant and agree that under no circumstances shall the undersigned be liable for any brokerage commission or other charge or expense in connection with the Sublease and both Tenant and Subtenant agree to indemnify the undersigned, its directors, officers, agents, shareholders and employees against same and against any cost or expense (including, without limitation, attorney's fees and disbursements) incurred by the undersigned, its directors, officers, agents, shareholders and employees in resisting any claim for any such brokerage commission.

         9. If for any reason the term of the Lease shall terminate, the Sublease shall automatically be terminated, and on or prior to the date of such termination of the Sublease, Subtenant shall quit and surrender the Premises to the undersigned in accordance with all applicable provisions of the Lease.

         10. Tenant shall be liable to the undersigned for any default under the Lease, whether such default is caused by Tenant or Subtenant or anyone claiming by or through either Tenant or Subtenant, but the foregoing shall not be deemed to restrict or diminish any right which the undersigned may have against Subtenant pursuant to the Lease, in law or in equity for violation of the Lease or otherwise, including, without limitation, the right to enjoin or otherwise restrain any violation of the Lease by Subtenant.

         11. Subtenant agrees to promptly deliver a copy to the undersigned of all notices of default and all other notices sent to Tenant under the Sublease, and Tenant agrees to promptly deliver a copy to the undersigned of all such notices sent to Subtenant under the Sublease. All copies of any such notices shall be delivered personally or sent by United States registered or certified mail, postage prepaid, return receipt requested, to Cheshire Realty Corp., 666 Fifth Avenue, New York, New York 10103, Attention: Christine C. Kurtz, or to such other place or persons as the undersigned or its agent may from time to time designate.

         12. The execution of this consent by Tenant and Subtenant shall indicate their joint and several confirmations of the foregoing conditions and their agreement to be bound thereby.


             Very truly yours,

             PARKERS LAKE I REALTY CORP.

             By: /s/ CHRISTINE C. KURTZ

                      Name:
                      Title:

CONFIRMED AND AGREED:

UROLOGIX, INC.

By: /s/ CHRIS GEYEN

         Name:
         Title:

SPECTRA SCIENCE, INC.

By: /s/ RUTH M. BRYAN
         Name:
         Title:

                                  EXHIBIT 10.23

                                    SUBLEASE

THIS SUBLEASE, made and entered into this 23rd day of September 1999, between Spectra Science, Inc., a Minnesota corporation ("Sublease") and Urologix, Inc., a Minnesota corporation ("Sublessor").

RECITALS:

         A. A lease ("Prime Lease") dated January 20, 1992, as amended, was made and entered into between Parkers Lake Pointe I Limited Partnership, as Landlord, and Urologix, Inc., as Tenant, and whereas Parkers Lake I Realty Corporation has succeeded to interest of the Landlord, pertaining to Premises described as 14405
- 21st Avenue North, City of Plymouth, County of Hennepin, State of Minnesota and which Prime Lease and all amendments are attached hereto as Exhibit A.

         B. The parties hereto desire that the Sublessor sublet to the Sublessee and that the Sublessee take from the Sublessor the portion of the Premises leased under the Prime Lease containing approximately 13,282 square feet of rentable area (hereinafter referred to as the "Sublet Area") as depicted on Exhibit B, attached hereto and made a party hereof.

         NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants hereinafter contained, but subject to the consent thereto by Landlord, the Sublessor does hereby sublet to the Sublessee and the Sublessee does hereby rent and take from Sublessor, the Sublet Area, subject to the following terms and conditions:

         1. The term of this Sublease shall commence October 1, 1999, and shall terminate January 30, 2003.

         2. The Sublessee shall pay to the Sublessor Minimum Rent for the Sublet Area, according to the following schedule, due and payable on the first day of each month during the entire term of this Sublease.

         $7,759.00 per month from October 1, 1999 through September 30, 2000

         $8,250.00 per month from October 1, 2000 through January 31, 2001

         $8,502.00 per month from February 1, 2001 through January 30, 2003

         Sublessee shall also be responsible for its proportionate share of Real Estate Taxes and Operating Expenses pursuant to Article 6 of the Prime Lease based on 13,282 rentable square feet for the term of this Sublease. Sublessee's proportionate share of the Real Estate Taxes and aggregate Operating Expense is 33.51% and is determined by dividing 13,282 rentable square feet by 39,640 square feet located within the building. Sublessee shall initially pay estimated 1999 Real Estate Taxes and Operating Expenses in the amount of $4,183.83 per month ($3.78 psf per year) subject to adjustment at the end of 1999 as provided for in said Article 6 of the Prime Lease.

         All rent shall be paid to the Sublessor at the address set forth in Paragraph 8 hereof or at such other address and/or to such other party as the Sublessor may from time to time elect by giving not less than ten (10) days advance written notice thereof to the Sublessee.

         3. The Sublessee may use the Sublet Area for general office, warehouse, research and development and light manufacturing purposes and for no other purposes whatsoever.

         4. The Sublessee will not use the Sublet Area or permit the Sublet Area or any part of the Building of which it is a part, to be used in violation of any of the terms, covenants or conditions of the Prime Lease.

         5. The Sublessor will keep and perform promptly, each of the terms, covenants and conditions of the Prime Lease relating to the Sublet Area except for those provisions thereof which, under the terms of this Sublease, the Sublessee is to keep or perform. The terms and conditions of the Prime Lease are incorporated herein by reference as if set out in full herein. Sublessee shall be bound to Sublessor (in addition to Landlord) under the same terms and conditions of the Prime Lease as if the Prime Lease had been an instrument executed between Sublessor and Sublessee, but subject to the terms and conditions of this Sublease.

         6. Without the further act or deed of the Landlord or of either party hereto the term of this Sublease shall terminate and be of no further force or effect on the date set forth in Paragraph 1 hereof and upon such termination the

Sublessee shall forthwith vacate the Sublet Area leaving it in the condition which, under the terms of the Prime Lease, the Tenant thereunder is obligated to leave the same.

         7. The Sublessee will notify the Landlord forthwith in the event of any default that occurs under the provisions of this Sublease which comes to the attention of the Sublessee, such notice to be given to the Landlord by United States Mail, registered or certified, postage prepaid, at the address provided for Landlord in the preamble to the Prime Lease or as such other address as Tenant shall be advised to use by Landlord.

         8. Any notice provided for herein shall be deemed to be duly given if made in writing and delivered in person to an office of such party or mailed by first class registered or certified mail, postage prepaid, addressed as follows:

         If to Sublessor:                     If to Sublessee:

         Urologix, Inc.                       Spectra Science, Inc.
         c/o President                        c/o Ruth Bryan
         14405 - 21st Avenue North Suite __   14405 - 21st Avenue North Suite __
         Plymouth, MN 55447                   Plymouth, MN 55447

         or to such other address with respect to either party hereto as such party shall notify the other party hereto in writing. Any notice so given, if mailed as aforesaid, shall be deemed received the second (2nd) day after it is deposited in the United States Mail.

         9. Neither Sublessor or Landlord shall be liable to Sublessee, or those claiming through or under Sublessee, for injury, death or property damage occurring in, on or about the Sublet Area to Sublessee or an employee, customer or invitee of the Sublessee and Sublessee shall indemnify Sublessor and Landlord and hold them harmless from any claim or damage arising out of any injury, death or property damage occurring in, on or about the Sublet Area to Sublessee or an employee, customer or invitee of the Sublessee, excepting those claims arising from gross negligence of the Sublessor or Landlord.

         10. Without limiting the generality of paragraph 9 hereof, Sublessee shall, at its expense, maintain public liability insurance during the term of this Sublease as required by the Prime Lease (see Exhibit A, Article 11) in one or more companies acceptable to Sublessor and Landlord, naming Sublessor and Landlord as additional insureds, and Sublessee as insured, in form and substance reasonably acceptable to Sublessor and Landlord (such insurance to insure performance by Sublessee or its obligations under paragraph 9 hereof), such insurance to be in those amounts as set forth under said Article of Prime Lease.

         10.1 No policy of insurance obtained by the Sublessee under the provisions of this paragraph 10 may be cancelled or terminated except upon not less than ten (10) days written notice to Sublessor and Landlord and each policy shall contain a provision to that effect that the rights of the Sublessor and Landlord thereunder will not be affected by any defense which the insurer may have against the Sublessee or any other party. True and correct copies of each policy of insurance, and renewals thereof, obtained by the Sublessee under the provisions of this paragraph 10, forthwith after issuance thereof, will be made available upon request to Sublessor and to Landlord.

         11. The Sublessor and Landlord, their authorized agents, or attorneys, may at any reasonable time, with 24 hours notice, enter the Sublet Area to inspect, make repairs, improvements and/or changes in the Sublet Area or other premises in the Building of which the Sublet Area is a part. There shall be no diminution of rent during this time, nor liability on the part of the Sublessor or Landlord by reason of inconvenience, annoyance or injury to business.

         12. If the Sublessee defaults in the observance or performance of any of the Sublessee's covenants, agreements or obligations hereunder wherein the default can be cured by the expenditure of money, either the Sublessor or Landlord may, but without obligations and without limiting any other remedies which they may have by reason of such default, after written notice to Sublessee and a reasonable opportunity for Sublessee to cure the default, charge the cost thereof to the Sublessee and the Sublessee shall pay the same forthwith upon demand, together with interest thereon at the highest permissible rate of interest allowed under the usury statues of the State of Minnesota or in case no such maximum rate of interest is provided, at the rate of 12% per annum.

         13. If the Sublessee shall default, as defined in Article 26 of the Prime Lease, in the payment of any installment of rent or in the observance or performance of any of the Sublessee's covenants, agreements or obligations hereunder, or if any proceeding is commenced by or against the Sublessee for the purpose of subjecting the assets of the Sublessee to any law relating to bankruptcy or insolvency or for an appointment of a receiver of Sublessee or of any of Sublessee's assets for the benefit of creditors, then, in any such event, the Sublessor may, without process, re-enter immediately into the Sublet Area and remove all persons and property therefrom, and at its option, nullify and cancel this Sublease with respect to all future rights or the Sublessee and have, regain, repossess and enjoy the Sublet Area, anything herein to the contrary notwithstanding. Sublessee hereby expressly waives the service of any notice in writing of intention to re-enter as aforesaid and also all right of restoration to possession of the Sublet Area after re-entry or after judgment for possession thereof. In the case of any such termination, the Sublessee will indemnify the Sublessor against all loss of rents and other damages which it may incur by reason of such termination during the residue of the term of this Sublease, and also against all attorney's fees and expenses incurred in enforcing any of the terms of this Sublease.

         14. Notwithstanding anything in this Sublease to the contrary, nothing herein shall relieve any of the Sublessor's responsibilities to Landlord and said responsibilities derived from the heretofore described Prime Lease. Sublessee shall indemnify and hold Sublessor harmless from any and all liability, cost, expense, action or claim of any nature (including defaults under Prime Lease) arising out of or related to Sublessee's use and occupancy of the Sublet Area, other than those covenants and conditions, if any, that can be satisfied or performed only by Sublessor.

         14.1 Sublessor shall indemnify and hold Sublessee harmless from any and all liability, cost, expense, action or claim of any nature (including defaults under Prime Lease) arising out of or related to Sublessor's prior use and occupancy of the Sublet Area for acts or omissions that occurred or were omitted prior to the effective date of this Sublease.

         15. The Sublessee shall not have the right to assign this Sublease or sublet all or any part of the Sublet Area without the prior written consent of the Sublessor and of the Landlord which consent shall not be unreasonably withheld.

         16. Sublessee accepts the Sublet Area in its "as-is" condition, without Sublessor providing or making any alterations, modifications or refurbishment thereto, and with all built-in fixtures, with the exception of all work stations that are built-in, cabinets, book shelves, appliances, and all other leasehold improvements located thereon. All of such improvements owned by Sublessor shall be and become the property of Sublessee subject to no liens, conditional sales contracts, or other encumbrances except for such rights as the Landlord may have in same as provided in the Prime Lease; and except if this Sublease expires prior to the Prime Lease, then the ownership of all of such improvements shall again revert to Sublessor upon redelivery of the Sublet Area to Sublessor.

         17. Sublessee agrees to deposit with Sublessor, on the date hereof, a Security Deposit in the amount of $20,000 which shall be held by Sublessor, without interest, as security for the performance of Sublessee's covenants and obligations under this Sublease. Upon the occurrence of any event of default by Sublessee, Sublessor may, from time to time without prejudice to any other remedy provided herein or provided by law, apply such Security Deposit to any arrears of rent or other payments due Sublessor under this Sublease, and any other damage, injury, expense or liability caused by such event of default without waiving such event of default and Sublessee shall pay to Sublessor on demand the amount so implied in order to restore the Security Deposit to its original amount of $20,000. Although the Security Deposit shall be deemed the property of the Sublessor, any remaining balance of such Security Deposit shall be returned by Sublessor to Sublessee at such time after termination of this Sublease, that all of Sublessee's obligations under this Sublease have been fulfilled.

         18. The Sublease is conditioned upon and shall not be effective until and unless Landlord consents in writing to the terms and conditions of this Sublease.

         19. Sublessor must provide written notice to Sublessee, with two business days of receiving notice from Landlord, regarding notices received about matters affecting Sublet Area.

         IN WITNESS WHEREOF, each of the parties hereto has caused their presence to be duly executed as of the day and year first above written.

SUBLESSOR:                                          SUBLESSEE:
UROLOGIX, INC.                                      SPECTRA SCIENCE, INC.

By /s/ CHRIS GEYEN                           By /s/ STEPHEN M. BLINN
   ---------------                              --------------------

Its /s/ V.P. FINANCE                         Its EXECUTIVE VICE PRESIDENT
    ----------------                             ------------------------

Date 9/27/99                                 Date 9/23/99
     ---------------                              ---------------

                                 EXHIBIT 10.23

                                LEASE AGREEMENT



         THIS LEASE, made and entered into this 20th day of January, 1992, by and between Parkers Lake Pointe I Limited Partnership, whose address is c/o Caliber Development Corp., 14405 21st Ave., #118, Plymouth, MN, hereinafter referred to as "Lessor" and Urologix, Inc., whose address is 2445 Xenium Lane, Plymouth, MN, hereinafter referred to as "Lessee".

         Lessor in consideration of the rents, terms, covenants, conditions and agreements hereinafter provided and described on the part of the Lessee to be paid, kept and performed, does lease and let unto the Lessee, and Lessee does hereby take hire from Lessor and do hereby covenant, promise, and agree as follows:

PROPERTY:

1. The parcel of real property known as Parkers Lake Pointe I 14405 21st Avenue, Plymouth, MN and legally described as Lot 84 Block 1. Cimarron East Addition - Hennepin County, MN, made a part hereof, together with the building and improvements erected thereon ("Building") are hereinafter referred to as the "Property".

LEASED PREMISES:

2. The "Leased Premises" shall consist of that portion of the Building erected upon the real estate described as Property crosshatched on Exhibit "A" attached hereto and made a part hereof, designated as suite #111 and consisting of approximately 3,762 usable square feet of office and 3,814 square feet of warehouse totaling 7,576 (1) square feet. In the event that the actual square footage contained in the Leased Premises differs in amount with the amount set forth herein, the actual square footage contained in the Leased Premises shall be that which is used for all purposes under this Lease.

         1) Per Exhibit B, identified as 'Core Area' plus 'Expansion South'

TERM:

3. The Term of this Lease shall commence on the 1st day of March, 1992 (Commencement Date), and shall continue thereafter to and including the 31st day of August, 1997, (Expiration Date) unless earlier terminated as hereinafter provided. Lessee agrees that neither this Lease nor a short form or memorandum of this Lease will be recorded without the prior written consent of the Lessor. At Lessor's request, Lessee agrees to execute for recording purposes a short form or memorandum of this Lease, which short form or memorandum f this Lease will set forth the Commencement Date, and the date of termination of the lease term. If any option to renew is granted Lessee herein and such renewal option is exercised, the word "term" shall also include the renewal period.

BASE RENT:

4. Lessee shall pay to Lessor at the address set forth below or at such other place as Lessor may from time to time designate in writing, annual rent of $51,780.00 payable in advance in successive monthly installments of $4,315.00, on the first day of each and every calendar month during this Lease ("Base Rent"). The first full months rent is included with this Lease as Check No. _________, dated __________________, $_________ , issued by ___________________.

RENT PAYMENT:     (2) December 1992 Base Rent of $3,328.00 to be prepaid.

5. The monthly Base Rent together with any additional rent payable hereunder shall be paid in advance without demand on the first day of each month during the Lease Term in lawful money of the United States to Lessor at its office, c/o Caliber Development Corp., 14405 21st Ave. #118, Plymouth, MN. 55447, or at such other place or places and to such other party or parties as Lessor may hereafter designate in writing.

ADDITIONAL RENT:

6. This is a "Net" Lease and Lessee shall pay to Lessor throughout the term of this Lease the following:

         a. Lessee shall pay a sum equal to 19.1% of the Real Estate Taxes. Lessee's pro rata share of real estate taxes shall be the ratio between the area of the Leased Premises and the net rentable area of the Building, a determined from time to time by the Lessor. The term "Real Estate Taxes" shall mean all real estate taxes, an assessments, including interest thereon, and any taxes in lieu thereof which may be levied upon or assessed against the Property of which the Leased Premises are a part and which are due and payable in any year during the term hereof. Lessee, in addition to all other payments to Lessor by Lessee required hereunder shall pay to Lessor, in each year during the term of this Lease and any extension or renewal thereof, Lessee's proportionate share of such real estate taxes assessments. The payments to be made by Lessee shall be made with respect to the Real Estate Taxes payable by Lessor during each such lease year.

            Any tax year commencing during any lease year shall be deemed to correspond to such lease year. In the event the taxing authorities include in such real estate taxes and assessments the value of any improvements made by Lessee, or of machinery,, equipment, fixture, inventory or other personal property or assets of Lessee, the Lessee shall pay all the taxes attributable to such items in addition to its proportionate share of said aforementioned real estate taxes and assessments, unless Lessee shall be contesting such taxes.

         b. A sum equal to 19.1% of the annual aggregate operating expenses incurred by Lessor in the operation, maintenance and repair of the Property. Lessee's pro rata share of operating expenses shall be the ratio between the area of the leased Premises and the net rentable area of the Building, as determined from time to time by the Lessor. The term "Operating Expenses" shall include but not be limited to maintenance, repair, and replacement and care of all common area lighting, common area plumbing, landscaped areas, parking, including, but without limitation the costs of patching or seal coating black-top or concrete surfaces, marking and striping parking spaces or driveways, repair and replacement of signs identifying the Property, cleaning of parking lot and driveways surfaces, repairing and painting the lighting standards and fixtures, electric current and lamps for parking lot lights snow removal, common area utility costs, insurance premiums, including any rent insurance premiums paid by Lessor, management fee, cost of service contracts, cost of any repairs or alterations required to comply with requirements of any governmental or quasi-governmental authority expensed in the first year.

            Prior to commencement of this Lease, and prior to the commencement of each calendar year thereafter commencing during the term of this Lease or any renewal or extension thereof, Lessor may estimate for each calendar year (I) the total amount of Real Estate Taxes; (ii) the total amount of Operating Expenses;
(iii) Lessee's share or Real Estate Taxes for such calendar year; (iv) Lessee's share of Operating Expenses for such calendar year and (v) the computation of the annual and monthly rental payable during such calendar year as a result of increases or decreases in Lessee's share of Real Estate Taxes and Operating Expenses. Said estimates will be delivered by December 31, of each year.

            The amount of Lessee's share of Real Estate Taxes and Operating Expenses for each calendar year, so estimated, shall be payable as Additional Rent, in equal monthly installments, in advance, on the first day of each month during such calendar year at the option of Lessor. In the event that such estimate is delivered to Lessee after the first day of January of such calendar year, said amount, so estimated, shall be payable as Additional Rent in equal monthly installments, in advance, on the first day of each month over the balance of such calendar year, with the number of installments being equal to the number of full calendar months remaining in such calendar year.

            Upon completion of each calendar year during the term of this Lease or any renewal or extension thereof, Lessor shall determine the actual amount of the Real Estate Taxes and Operating Expenses payable in such calendar year and Lessee's share thereof. If Lessee has underpaid its share of Real Estate Taxes or Operating Expenses for such calendar year, the Lessee will be billed its proportionate share. If Lessee has overpaid, Lessor shall credit such excess against the most current monthly installment or installments due Lessor for its estimate of Lessee's share of Real Estate Taxes and Operating Expenses for the next following calendar year. A pro rata adjustment shall be made for a fractional calendar year occurring during the term of this Lease or any renewal or extension thereof based upon the number of three hundred sixty-five (365) days and all additional sums payable by Lessee or credits due Lessee as a result of the provisions of this Article 6 shall be adjusted accordingly.

         c. The payment of the sums set forth in this Article 6 shall be in addition to the Base Rent payable pursuant to Article 4 of this Lease. In the event the lease term shall begin or expire at any time during the calendar year, the Lessee shall be responsible for his pro rata share of Additional Rent under subdivisions a. and b. during the Lease and/or occupancy time.

COVENANT TO PAY RENT:

7. The covenants of Lessee to pay the Base Rent and the Additional Rent are each independent of any other covenant, condition, provision or agreement contained in this Lease, and Lessee shall have no right of offset or deduction as a result of any default by Lessor.

ACCEPTANCE OF PREMISES:

9. The leasehold improvements to be completed by Lessor are described in the attached Exhibit B. The related building construction allowances are in the attached Exhibit C. Lessee will have five days after taking possession of the Leased Premises to inspect them and to report to Lessor any defects. Lessee will be presumed to have accepted the condition of the Leased Premises except only for defects noted during those first five days.

         Lessee's obligation for construction costs in excess of Lessor's construction allowances shall be paid 10 days from the date of billing.

PERSONAL PROPERTY AT RISK OF LESSEE:

12. All personal property in the Property shall be at the risk of the Lessee only. The Lessor shall not be or become liable for any injury or damage to persons or property, or to the Leased Premises or any furniture, equipment, improvements or other changes made by Lessee or to Lessee or any other persons or property as a result of fire, explosion, water leakage, sewage, electric failure, gas or odors, or for any damage whatsoever done or occasioned by or from any plumbing, gas, water or other pipes or any fixtures, equipment, wiring or appurtenances whatsoever, or for any damage arising from any act or neglect of other Lessees, occupants or employees of the Building in which the Leased Premises are situated or arising by reason of the use of wiring or appurtenances therein, or by the act or neglect of any other person or caused in any manner whatsoever, so long as damage is not the result of the negligence of Lessor or its agents. Lessor shall not be liable for any latent defect in the Leased Premises.

UTILITIES:

13. The Lessee is separately metered for gas and electricity and shall be liable and agrees to pay the charges for all public utility services rendered or furnished to the Leased Premises, including heat, water, gas, electricity, refuse removal, telephone service, sewer, sewage treatment facilities and the like which may be levied, imposed or assessed against the Leased Premises during the Lease term.

         In the event the Lessee uses water and sewer in substantial amounts or for production purposes, the Lessor shall install at Lessee's expense a water meter to sub-meter said water and sewer, and shall charge Lessee for said water and sewer at rates as charged by the City.

         Lessor shall not be liable to Lessee for any loss or damage of any kind of destruction whatsoever caused or sustained by reason of failure of the heating or ventilating and air conditioning system servicing the Leased Premises or because of inability to obtain energy or utilities for any reason beyond Lessor's control. Lessee can correct the problem and has the right of offset.

SUBLEASING OR ASSIGNMENT:

14. Lessee shall not assign, mortgage or encumber this Lease, nor sublet, nor suffer or permit the Leased Premises or any part thereof to be used by others, without the prior written consent of Lessor in each instance, which will not be unreasonably withheld, provided, however, that if this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. S101 et seq. (the "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Lessor, shall be and remain the exclusive property of Lessor and shall not constitute property of Lessee or of the estate of Lessee within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Lessor's property under the preceding sentence not paid or delivered to Lessor shall be held in trust for the benefit of Lessor and be promptly paid or delivered to Lessor.

REPAIRS AND MAINTENANCE:

15. The Lessee covenants and agrees at its sole expense to keep and maintain in good order and first class condition and repair the interior and nonstructural portions of the Leased Premises, visible plumbing, light bulbs, paint and wallpaper on interior walls, ceiling tiles, and similar things used exclusively for the Leased Premises, heating and air conditioning equipment, and further agrees to replace any of said equipment when necessary. Such cost of HVAC will not exceed $500.00 annually. Lessee shall keep the Leased Premises and the Fixtures and equipment therein a clean, safe and sanitary condition. The Lessee shall keep and maintain all portions of the Leased Premises and the sidewalk and areas adjoining the same in a clean and orderly condition, free of accumulation of dirt, rubbish, snow and ice.

         Lessee shall conserve heat, air conditioning, water, and electricity and shall use due care in the use of the Leased Premises and of the common areas on the Property and without qualifying the foregoing, shall not neglect or misuse water fixtures, electric lights and heating and air conditioning apparatus. Lessee shall pay promptly to Lessor forthwith, upon demand, an amount equal to any cost incurred by Lessor in repairing the Leased Premises or the Building where such repair was made necessary by the negligence of, or misuse by Lessee or an employee, customer or invitee of the Lessee, or by reason of any open window in the Leased Premises. Lessee will maintain a minimum temperature to prevent freeze-up.

         Lessee, at its sole cost and expense shall maintain a regularly scheduled preventative, maintenance/service contract with a maintenance contractor for the service of all hot water, heating and air conditioning systems and equipment within or servicing the Leased Premises. The maintenance contractor and contract must be approved by Lessor and must include monthly servicing, replacement of filters, replacement or adjustment of drive belts, periodical lubrication and oil change and other services suggested by the equipment manufacturer or by the contractor. Such cost or replacement shall not exceed $500.00 annually.

ALTERATIONS, INSTRUCTIONS, FIXTURES:

16. The Lessee agrees not to make any alterations of or upon any part of the Leased Premises except by and with the prior written consent of the Lessor. If Lessor shall consent to any such alterations or additions to the Leased Premises, Lessee warrants that they shall be made in accordance with all applicable laws and shall remain for the benefit of, and at once become the property of, the Lessor unless otherwise provided in said written consent and shall be surrendered to Lessor upon termination of this Lease in good repair and condition provided, however, this clause shall not apply to movable equipment or furniture in good repair and condition owned by Lessee which may be removed by Lessee at the end of the term of this Lease if Lessee is not then in default; and the Lessee further agrees, in the event of making such alterations as herein provided, to indemnify and save harmless the Lessor from all expense, liens, claims or damages due to persons or property on the Leased Premises out of or resulting from the undertaking or making of said alterations or additions. Construction of such alterations shall commence only upon Lessee obtaining and exhibiting to Lessor the requisite, approvals, licenses, permits and indemnification against liens.

         In connection with any alterations, additions, improvements or changes, Lessor reserves the right to require that prior to the commencement of such alterations, Lessee shall furnish Lessor with assurances, including such bonds as Lessor deems necessary, that the contemplated alterations, additions, improvements or changes will be completed according to plan and will be paid for. Lessor may, at its option, discharge any such lien, and the amount of the lien, together with costs and reasonable attorney's fees, shall become additional rent due immediately hereunder.

USE OF PREMISES:

17. The Leased Premises shall be used exclusively for office, warehouse purposes and related office purposes or for such manufacturing purposes as Lessor may expressly approve in writing. Lessee shall not store any goods or merchandise or use the Leased Premises for any purpose which will in any way impair or violate the requirements of any policies of insurance on the Leased premises or result in a rating of the Leased Premises or an increase in the insurance premium on account thereof. No part of the Leased Premises shall be used which will interfere with the general safety, comfort and convenience of Lessor or other Lessees of the building. Research, Development and light manufacturing of medical devices.

         The Lessee and its use of the Leased Premises will comply with all laws, statues, ordinances, rules, orders regulations and requirements of all federal, state, city and local governments, and with all rules, orders and regulations relating to the use of the Leased Premises, and shall not keep, store, dispose of, transport or generate on the Leased Premises any hazardous substances or wastes or dangerous materials. Lessee shall indemnify and hold Lessor and any mortgagee holding a mortgage on the Property harmless from any and all costs, expenses, losses, actions, claims and liability in connection with the breech by Lessee of any federal, state, or local law governing hazardous wastes and substances and related environmental matters.

         Lessor has made no representations as to any particular zoning or permitted uses of the Leased Premises and Lessee is taking the Leased Premises without reliance upon or any representation to Lessor as to the use to which Lessee intends to use the Leased Premises.

SIGNS:

18. All signs require the written approval of Lessor. Any sign, lettering, picture, notice or advertisement installed on or in any part of the Leased Premises and visible from the exterior of the Building, or visible from the exterior of the Leased Premises, shall, if approved by Lessor, be installed by Lessor at Lessee's sole cost and expense. All sing are to be maintained by Lessor at Lessee's expense. In the event of a violation of the foregoing by Lessee. Lessor may remove the same without any liability and may charge the expense incurred by such removal to Lessee. Lessee may not display any signs, symbols or merchandise in windows.

SUBORDINATION:

19. The Lessor reserves the right and privilege to declare this Lease either senior to or, at its sole option, subject and subordinate to the lien of any mortgages or deeds of trust now or hereafter placed upon the Lessor's interest in the Leased Premises, and to any and all advances to be made thereunder, and all renewals, modifications, extensions, consolidations and replacements thereof. The Lessee covenants and agrees to execute and deliver upon demand, such further instrument or instruments subordinating this Lease on the foregoing basis to the lien of any such mortgage or mortgages or deed of trust as shall be desired by the Lessor or any present or future mortgage or holder of a deed of trust. Lessee shall execute and deliver whatever instruments may be required for the above purposes and, failing to do so within ten (10) days after demand in writing, does hereby make, constitute and irrevocably appoint Lessor as its attorney in fact and in its name, place and stead to do so.

CONDEMNATION OR EMINENT DOMAIN:

20. If the whole of the Leased Premises are taken by any public or quasi-public authority under the power of eminent domain, or by private purchase in lieu thereof, then this Lease shall automatically terminate upon the date possession is surrendered, and rent shall be paid up to that day.

         If any part constituting less than the whole of the Leased Premises shall be acquired or condemned as aforesaid, and in the event that such partial taking or condemnation shall materially affect the Leased Premises so as to render the Leased Premises unsuitable for the business of the Lessee, in the reasonable opinion of Lessor, then the term of this Lease shall cease and terminate as of the date possession shall be taken by the condemning authority and rent shall be paid to the date of such termination.

         In the event of a partial taking or condemnation of the Property which shall not materially affect the Lease Premises so as to render the Leased Premises unsuitable for the business of the Lessee, in the reasonable opinion of Lessor, this Lease shall continue in full force and affect but with a proportionate abatement of the Base Rent and Additional Rent based on the portion if any of the Leased Premises taken. Lessor reserves the right at its option to restore the Building and the Leased premises to substantially the same condition as they were prior to such condemnation. In such event, Lessor shall give written notice to Lessee, within 30 days following the date possession shall be taken by the condemning authority, of Lessor's intention to restore. Upon Lessor's notice of election to restore, Lessor shall commence restoration and shall restore the Building and the Leased Premises with reasonable promptness, subject to delays beyond Lessor's control and delays in the making of condemnation of sale proceeds adjustments by Lessor; and Lessee shall have no right to terminate this Lease except as herein provided. Upon completion of such restoration, the rent shall be adjusted based upon the portion, if any, of the Leased Premises restored.

         All compensation awarded or paid upon such total or partial taking of the Leased Premises shall belong to and be the property of the Lessor without any participation by the Lessee, whether such damages shall be awarded and compensation for diminution in value to the leasehold estate or to the fee estate of the Leased Premises. Nothing contained herein shall be construed to preclude the Lessee from prosecuting any claim directly against the condemning authority in such proceedings for loss of business, damage to or cost of removal of or for the value of the stock, trade fixtures, furniture, and other personal property belonging to the Lessee; provided, however, that no such claim shall diminish or otherwise adversely affect the Lessor's award or the award of any fee mortgagee.

RIGHT TO INSPECT:

21. Lessor, its agents and representatives may at any and all reasonable times during the day and night enter to view and inspect the Leased Premises, or to make repairs, or to make such improvements or changes in the Leased Premises or the Building as Lessor may deem proper. The right of entry reserved in the immediately preceding sentence shall not be deemed to impose any greater obligation of Lessor to maintain, repair or change the Leased Premises than is specifically provided in this Lease. The Lessor, its agents or representatives may, at any time in case of emergency, enter the Leased Premises or the building. There shall be no diminution of rent or liability on the part of Lessor by reason of inconvenience, annoyance, disturbance, loss of business, or injury to business on account of any such entry or acts by Lessor, its agents or representatives.

         The Lessor may, during the progress of any work in the Leased Premises, keep and store upon the Leased Premises all necessary materials, tools, and equipment.

         The Lessee agrees to allow the Lessor free access to the Leased Premises to show the premises, and within seventy five (75) days of the termination of this Lease, to place "for sale" or "for rent" signs on the Leased Premises.

RULES AND REGULATIONS:

22. Lessee shall use the Leased Premises and the common areas in the Property in accordance with such rules and regulations as set forth in Exhibit D and as may from time to time be made by Lessor for the general safety, comfort, cleanliness, and convenience of the owners, occupants and Lessees of the Property, and shall cause Lessee's customers, employees and invitees to abide by such rules and regulations.

DAMAGE AND DESTRUCTION

23. In the event that a significant portion of the Leased Premises or the Building shall be substantially destroyed or so damaged by fire, explosion, windstorm or other casualty as to be untenable, Lessor may restore the Leased Premises within a reasonable time (after giving to Lessee the notice hereinafter referred to) or may terminate this Lease and the term as of the date of the destruction or damage, in either case by giving Lessee notice within one hundred eight (180) days after the date of the destruction or damage. If, however, both the Building and the Leased Premises shall be so slightly injured by any cause, as not to be rendered unfit for occupancy, then the Lessor shall repair and restore the same with reasonable promptness to as near as practicable its preexisting condition; provided however, Lessor shall not be obligated to expend any sums in excess of the amount of insurance proceeds which are received on account of said casualty. Rent shall be pro rated on the basis of usable space during such repairing or restoration. Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease.

         Lessor shall not be liable to Lessee, its agents, employees, representatives, customers or invitees for any inconvenience loss or damage or for any injury to any person or property caused by or resulting from any casualties, riots, strikes, picketing, accidents, breakdowns or any cause beyond Lessor's reasonable control, or from any temporary failure or lack of such services and Lessee shall indemnify Lessor and hold Lessor harmless from any claim or damage because of such inconvenience, loss, damage or injury. No variation, interruption or failure of such services incident to the making or repairs, alterations or improvements or due to casualties, riots, strikes, picketing, accidents, breakdowns or any cause beyond Lessor's reasonable control or temporary failure or lack of such services shall be deemed an eviction of Lessee or relieve Lessee from any of Lessee's obligations hereunder.

HOLDING OVER:

24. At Lessor's Option, in the event Lessee remains in possession of the Leased Premises after the Expiration Date of this Lease and without the execution of an extension agreement or a new Lease, it shall be deemed to be occupying and Leased Premises as a Lessee from month-to-month, subject to all the conditions, provisions and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy, provided, however, that the Base Rent required to be paid by Lessee monthly during any holdover period shall be doubled and Lessee shall also pay Additional Rent as set forth in Article 6 of this Lease. Sixty
(60) days prior to the expiration date of this Lease written notice to vacate will be given by Lessee to Lessor.

SECURITY AND DAMAGE DEPOSIT:

25. Lessee contemporaneously with the execution of this Lease has deposited with Lessor the sum of $5,000.00, made by Check No. __________, dated ______________, issued by ________________________ receipt of which acknowledged hereby by Lessor, which deposit is to be held by Lessor without liability for interest as a security and damage deposit for the faithful performance by Lessee during the term hereof or any extension hereof. Prior to the time when Lessee shall be entitled to the return of this security deposit, Lessor may co-mingle such deposit with Lessor's own funds and to use such security deposit for such purpose as Lessor may determine. In the event of the failure of Lessee to keep and perform any of the terms, covenants and conditions of this Lease to be kept and performed by Lessee during the tem hereof or any extension hereof, then Lessor, either with or without terminating this Lease, may (but shall not be required to) apply such portion of said deposit as may be necessary to compensate or repay Lessor for all losses or damages sustained or to be sustained by Lessor due to such breach on the part of Lessee, including but not limited to, overdue and unpaid rent, any other sum payable by Lessee to Lessor pursuant to the provisions of this Lease, damages or deficiencies in the reletting of Leased Premises, and reasonable attorneys' fees incurred by Lessor. Should the entire deposit or any portion thereof, be appropriated and applied by lessor, in accordance with the provisions of this article, Lessee upon written demand by Lessor, shall remit forthwith to Lessor a sufficient amount of cash to restore said security deposit to the original sum deposited, and Lessee's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. Said security deposit shall be returned to Lessee, less any depletion thereof as the result of the provisions of this article, at the end of the term of this Lease or any renewal thereof, or upon the earlier termination of this Lease, Lessee shall have no right to anticipate return of said deposit by withholding an amount required to be paid pursuant to the provision of this Lease or otherwise.

         In the event Lessor shall sell the Property, or shall otherwise convey or dispose of its interest in this Lease, such a conveyance or disposal shall constitute an assignment by Lessor of said security deposit or any balance thereof to Lessor's assignee, whereupon Lessor shall be released from all liability for the return or repayment of such security deposit and Lessee shall look solely to the said assignee for the return and repayment of said security deposit. Said security deposit shall not be assigned or encumbered by Lessee without the written consent of Lessor and an assignment or encumbrance without such consent shall not bind Lessor. In the event of any rightful and permitted assignment of this Lease by Lessee, said security deposit shall be deemed to be held by Lessor as a deposit made by the assignee, and Lessor shall have no further liability with respect to the return of said security deposit to the Lessee.

ACTS OF DEFAULT:

26. Each of the following shall be deemed a default by the Lessee and a breach of this Lease.

         a. Failure to pay Base Rent or Additional Rent herein reserved, or any part thereof, for a period of ten (10) days.

         b. Failure to do, observe, keep and perform any of the other terms, covenants, conditions, agreements and provisions of this Lease to be done, observed, kept or performed by the Lessee for a period of thirty (30) days after notice has been sent by Lessor.

         c. The abandonment of the Leased Premises by the Lessee.

         d. The Lessee or any guarantor of the Lessee's obligations hereunder shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors' or the Lessee or any such guarantor shall commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property; or the Lessee or any such guarantor shall take any corporate action to authorize or in contemplation of any of the actions set forth above in this paragraph.

LESSOR'S RIGHT TO REMEDY DEFAULT:

27. In the event of any such uncured default by Lessee after notice as aforesaid if required, and at any time thereafter, Lessor may as it option and without limiting Lessor in the exercise of any other right or remedy it may have on account of such default, and without any further demand or notice:

         a. If Lessee defaults in the observance or performance of any of Lessee's covenants, agreements or obligations hereunder wherein the default can be cured by the expenditure of money, Lessor may, but without obligation, and without limiting any of the remedies which it may have by reason of such default, cure the default, charge the cost thereof to Lessee together with any related expenses or costs, and Lessee shall pay the same forthwith upon demand. In the event the same shall not be paid to Lessor within ten (10) days from the date of billing, the same shall bear interest at the lower of the rate of twelve percent 912%) per annum or the highest interest rate permitted by law. When any sum of money hereunder becomes due to Lessor by Lessee, such shall be deemed to be Additional Rent due hereunder.

         b. Declare this Lease at an end, reenter the Leased Premises with or without process of law, eject all parties in possession and repossess and enjoy said Leased Premises together with all additions, alterations and improvements thereto.

         c. Reenter the Leased Premises with or without process of law, eject all parties in possession thereof and without terminating this Lease, at any time and from time to time, relet the Leased Premises or any part or parts thereof, for the account of Lessee or otherwise, receive and collect the rents therefor, applying the same first to the payment of such expenses as Lessor may have paid, assumed or incurred in recovering possession of the Leased Premises, including costs, expenses and attorneys' fees, and for placing the same in good order and condition or preparing or altering the same for reletting and all other expenses, commissions and charges paid, assumed or incurred by lessor in reletting the Leased Premises, and then to the fulfillment of the covenants of Lessee. Any such reletting as provided for herein may be for the remainder of the Lease term of any renewal term of this Lease as originally granted or for a longer or shorter period, and Lessor may execute any lease made pursuant to the term hereof in its own name. Lessee shall pay to Lessor all such sums required to be paid by lessee up to the time of reentry by Lessor, and thereafter Lessee shall pay to Lessor until the end of their term or any renewal term of this Lease the equivalent of the amount of all rent and other charges required to be paid by Lessee under the terms of this Lease, less the avails of such reletting during the initial or any renewal term, if any, after payment of the expenses of Lessor as aforesaid, and the same shall be due and payable on the same days that rent is due hereunder.

         d. In addition to in lieu of the foregoing, Lessor may, with or without termination of this Lease, declare this Lease to be in breach and further declare that all unpaid Base Rent, Additional Rent, and all other monies which would become payable with the passage of time, through the expiration of the term reserved herein, including any attorney's fees incurred by Lessor in connection with any such default by Lessee, to be immediately due and payable.

         The foregoing right of Lessor shall be cumulative to all other rights or remedies now or hereafter given to Lessor by law or by the terms of this Lease. The remedies of Lessor as hereinabove provided are in addition to and not exclusive of any remedy of Lessor herein given or which may be permitted by law.

LIENS:

29. Lessee shall not do or cause anything to be done whereby the Leased Premises may be encumbered by any mechanic's or other liens. Whenever and as often as any mechanic's or other lien is filed against said Leased Premises purporting to be for labor or materials furnished or to be furnished to the Lessee, the Lessee shall remove the lien of record by the payment or by bonding with a surety company authorized to do business in the state in which the Property is located, within twenty (20) days from the date of the filing of said mechanic's or other lien. Should the Lessee fail to take the foregoing steps within said twenty 920) day period, then the Lessor shall have the right, among other things, to pay said lien without inquiring into the validity thereof, and the Lessee shall forthwith reimburse the Lessor for the total expense incurred by it in discharging said lien as Additional Rent hereunder.

WAIVER:

30. No waiver by Lessor of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of such covenant, condition or agreement itself or of any subsequent breach thereof. No payment by Lessee or receipt by Lessor of a lesser amount than the monthly installments of rent herein stipulated or of Additional Rent due hereunder shall be deemed to be other than an account of the earliest stipulated rent nor shall any endorsement or statement on any check or letter accompanying the check for payment of rent be deemed an accord and satisfaction, and Lessor may accept such check or partial payment without prejudice to Lessor's right to recover the balance of such rent or to pursue any other remedy provided in this Lease. This Lease contains the entire agreement between the parties, superceding all previous oral or written agreements and representations, and may not be amended or modified except in writing.

         Lessor shall not be responsible for and hereby disclaims any representations or warranties communicated or made by any leasing agent or other representative of Lessor used in connection with the negotiating or entering into of this Lease and Lessee acknowledges it has not relied on any such representations in executing this Lease.

QUIET ENJOYMENT:

31. Lessor warrants that it has full right to execute and to perform this Lease and to grant the estate demised, and that Lessee, upon payment of the rents and other amounts due and the performance of all the terms, conditions, covenants and agreements on

Lessee's part to be observed and performed under this Lease, may peaceably and quietly enjoy the Leased Premises for the business uses permitted hereunder, subject, nevertheless, to the terms and conditions of this Lease.

SURRENDER OF PREMISES:

32. On the Expiration Date or upon the termination hereof upon a day other than the Expiration Date, Lessee shall peaceably surrender the Leased Premises broom-clean in good order, condition and repair, reasonable wear and tear only excepted. On or before the Expiration Date or upon termination of this Lease on a day other than the Expiration Date, Lessee shall, at its expense, remove all trade fixtures, personal property and equipment and signs from the Leased Premises and any property not removed shall be deemed to have been abandoned. Any damage caused in the removal of such items shall be repaired by Lessee and at its expense. All alterations, additions, improvements and fixtures (other than trade fixtures) which shall have been made or installed by Lessor or Lessee upon the Leased Premises and all floor covering so installed shall remain upon and be surrendered with the Leased Premises as a part thereof, without disturbance, molestation or injury, and without charge, at the expiration or termination of this Lease, subject to the provisions of Article 16 hereof. If the Leased Premises are not surrendered on the Expiration Date or the date of termination, Lessee shall indemnify Lessor against loss or liability claims, without limitation made by any succeeding Lessee founded on such delay. Lessee shall promptly surrender all keys for the Leased Premises to Lessor at the place then fixed for payment of rent and shall inform Lessor of combinations of any locks and safes on the Leased Premises.

SURRENDER INVALID UNLESS WRITTEN:

33. No agreement to accept a surrender of the Leased Premises shall be valid unless in writing signed by the Lessor. The delivery of keys to any employee of the Lessor or the Lessor's agents shall not operate as a termination of the Lease or a surrender of the Leased Premises.

INTEREST:

34. All monies due under this Lease from Lessee to Lessor shall be due on demand, unless otherwise specified and if not paid when due, shall bear interest until paid at the lesser of the rate of 12% per annum or at the highest rate then permitted by law. Lessor reserves the right to charge a late charge of $100 if monthly rent is not received by Lessor within Five (5) days of when due, which late charge shall reimburse the Lessor for administrative expenses resulting from the delay and shall be in addition to interest due from Lessee.

NOTICE:

35. Any and all notices or demand required or permitted to be given hereunder shall be deemed to be properly served if sent by registered or certified mail, postage prepaid, addressed to Lessor at the address to which rental payments are to be sent, or at such other address or addresses as either party may hereafter designate in writing to the other. Any notice or demand so mailed shall be effective for all purposes at the time of deposit thereof in the United States mail.

ESTOPPEL CERTIFICATES:

36. Either party to this Lease will, at any time from time to time, upon not less than ten (10) days prior request by the other party, execute, acknowledge and deliver to requesting party a statement in writing certifying that this Lease is unmodified (or if modified then disclosure of such modification shall be made) and in full force and effect on the date to which the rents and other charges have been paid to the extent true and stating whether or not said party has knowledge of any default hereunder on the part of the other party in the performance of any covenant, agreement or condition contained herein and if so, specifying each such default, it being intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser, mortgagee or holder of a deed of trust on the Leased Premises or any assignee of any such party.

ATTORNMENT:

37. In the event of a sale or assignment of Lessor's interest in the Premises, or the Building in which the Leased Premises are located, or if the Premises come into custody or possession of a mortgagee or any other party whether because of a mortgage foreclosure, or otherwise, Lessee shall attorn to such assignee or other party and recognize such party as Lessor hereunder; provided, however, Lessee's peaceable possession will not be disturbed so long as Lessee faithfully performs its obligations under this Lease. Lessee shall execute, on demand, any attornment agreement required by any such party to be executed, containing such provisions and such other provisions as such party may require.

NOVATION IN THE EVENT OF SALE:

38. In the event of the sale of the property, Lessor shall be and hereby is relieved of all of the covenants and obligations created hereby accruing from and after the date of sale, and such sale shall result automatically in the purchaser assuming and agreeing to carry out all of the covenants and obligations of Lessor herein.

         The Lessee agrees at any time and from time to time upon not less than ten (10) days prior written request to execute, acknowledge and deliver to the Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect as modified and stating the modifications, and the dates to which the base rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of the fee or mortgage or assignee of any mortgage upon the fee of the Leased Premises.

SUCCESSORS AND ASSIGNS:

39. The terms, covenants and conditions hereof shall be binding upon and inure to the successors and assigns of the parties hereto.

SUBSTITUTION:

40. Lessor reserves the right on thirty-(30) days' written notice to Lessee to substitute other premises within the building for the Leased Premises described above. The substitute premises shall contain at least the same square footage as the Leased Premises, shall contain comparable leasehold improvements, and the rental shall be at the then current rate for such space. Lessor will pay all direct costs of move.

ABANDONMENT:

41. In the event Lessee shall remove its fixtures, equipment or machinery or shall vacate the Leased Premises or any part thereof prior to the expiration date of this Lease, or shall discontinue or suspend the operation of its business conducted on the Leased Premises for a period of more than thirty (30) consecutive days (except during any time when the Leased Premises may be rendered untenantable by reason of fire or other casualty), then in an such event Lessee shall be deemed to have abandoned the Leased Premises and Lessee shall be in default under the terms of this Lease.

INTENT OF PARTIES:

42. Except as otherwise provided herein, the Lessee covenants and agrees that if it shall at any time fail to pay any cost or expense required to be paid by Lessee pursuant to this Lease, or fail to take out, pay for, maintain or deliver any of the insurance policies above required, or fail to make any other payment or perform any other act on its part to be made or performed as in this Lease provided, then the Lessor may, but shall not be obligated so to do, and without notice to or demand upon the Lessee and without waiving or releasing the Lessee from any obligations of the Lessee in this Lease contained, pay any such cost or expense, effect any such insurance coverage and pay premiums therefor, and may make any other payment or perform any other act on the part of the Lessee to be made and performed in this Lease provided, in such manner and to such extent as the Lessor may deem desirable, and exercising any such right, to also pay all necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorneys' fees. All sums so paid by Lessor and all necessary and incidental costs and expenses in connection with the performance of any such by Lessor shall accrue interest thereon at the lesser of the rate of twelve percent (12%) per annum, or the highest rate then permitted by law. Such expenditures by Lessor, shall be deemed Additional Rent hereunder, and shall be payable for Lessor on demand. Lessee covenants to pay any such sum or sums with interest as aforesaid and the Lessor shall have the same rights and remedies in the event of the non-payment thereof by Lessee as in the case of default by Lessee in the payment of the Base Rent payable under this Lease.

EXPLANATORY PROVISIONS:

43. a. This Lease and the exhibits contain the entire understanding and agreement between Lessor and Lessee and supersedes all prior understandings and agreements and cannot be revised, adjusted or modified unless in writing and executed in the same manner in which this Lease is executed.

         b. This Lease shall be governed by and construed under the laws of Minnesota.

         c. In the event that any provision of this Lease shall be held invalid or unenforceable, no other provisions of this Lease shall be affected by such holding, and all of the remaining provisions of this Lease shall continue in full force and effect pursuant to the terms hereof.

         d. Article captions are inserted only for convenience and reference, and are not intended, in any way, to define, limit or describe the scope, intent and language of this Lease or its provisions.

         e. Lessee, for itself and its successors and assigns, agrees that Lessor shall not be personally liable for performance of any of Lessor's covenants and agreements contained in this Lease and by accepting the Leased Premises agrees to look solely to the Leased Premises for performance of Lessor's covenants and agreements hereunder.

INDEMNIFICATION:

44. Lessee and Lessor shall indemnify each other and defend the other party at their own expense, against all claims, expenses and liabilities arising from (a) failure of the indemnifying party to perform any covenant required to be performed by the indemnifying party hereunder; (b) any accident, injury or damage which shall happen in or about the property, or resulting from the condition, maintenance or operation of the property; (c) failure to comply with any requirements of any governmental authority; (d) any mechanic's liens or security agreement filed against the property or any equipment or any material therein; and (e) any act or negligence of the indemnifying party or its agents, contractors, employees or licensees. This indemnification constitutes a significant bargained for provision of this lease transaction and the amount of rent paid reflects the existence of this provision.

EXHIBITS:

45. Reference is made to the following exhibits, which are attached hereto and made a part hereof:



         EXHIBIT                DESCRIPTION
         -------                -----------

         Exhibit A              Description of the Leased Premises

         Exhibit B              Lessees Leasehold Improvements

         Exhibit C              Lessees Construction Allowances

         Exhibit D              Rules and Regulations

         Exhibit E              Addendum to Lease Agreement



                                        Date:             01/24/92
                                             ---------------------



LESSEE                          LESSOR: Parkers Lake Pointe I Ltd. Partnership

                                                   Caliber Dev Corp. its G.P.

/s/ JOHN M. REID                /s/ JOHN M. LAVANDER
---------------------------     ------------------------------------

Its: President                           Its: President

                                    EXHIBIT D

                              RULES AND REGULATIONS


              Attached to and forming a part of the Lease Agreement


With Lessee:          Urologix, Inc.          Dated:       January 20, 1992
            ---------------------------             -----------------------


1. Lessor agrees to furnish Lessee two keys without charge. Additional keys will be furnished at a nominal charge. Lessee shall not change locks or install additional locks on doors without prior written consent of Lessor. Lessee shall not make or cause to be made duplicates of keys procured from Lessor without prior approval of Lessor. All keys to Leased Premises shall be surrendered to Lessor upon termination of this Lease.

2. Usual business hours as used herein shall mean the hours of 8 a.m. - 6 p.m.

3. Lessee will refer all contractors, contractor's representatives and installation technicians rendering any service on or to the Leased Premises for Lessee to Lessor for Lessor's approval before performance of any contractual service. Lessee's contractors and installation technicians shall comply with Lessor's rules and regulations pertaining to construction and installation. This provision shall apply to all work performed on or about the Leased Premises or Property, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings and equipment or any other physical portion of the Leased Premises or Property.

4. Lessee shall not at any time occupy any part of the Leased Premises or Property as sleeping or lodging quarters.

5. Outside storage on the Property of any type of equipment, property or materials owned or used on the premise by Lessee or its customers and suppliers shall not be permitted.

6. Lessee shall not place, install or operate on the Leased Premises or in any part of the building any engine, stove or machinery, or conduct mechanical operations or cook therein, or place or use in or about the Leased Premises or Property any explosives, gasoline, kerosene, oil, acids, caustics, or any flammable explosive or hazardous material without written consent of Lessor.

7. Lessor will not be responsible for lost or stolen personal property, equipment, money or jewelry from the Leased Premises or Property regardless of whether such loss occurs when the area is locked against entry.

8. No dogs, cats, fowl, or other animals shall be brought into or kept in or about the Leased Premises or Property.

9. Employees of Lessor shall not receive or carry messages for or to any Lessee or other person or contract with or render free or paid services to any Lessee or to any of Lessee's agents, employees or invitees.

10. None of the parking, lawn areas, entries, doors or stairways shall be blocked or obstructed or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas or such area used by Lessee's agents, employees or invitees at any time for purposes inconsistent with their designation by Lessor.

11. The water closets and other water fixtures shall not be used for any other purpose other than those for which they were constructed, and any damage resulting to them from misuse or by the defacing or injury of any part of the building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

12. No person shall disturb occupants of the building by the use of any radios, record players, tape recorders, musical instruments, the making of unseemly noises or any unreasonable use.

13. Nothing shall be thrown out of the windows of the Building or down the stairways.

14. Lessee and its employees, agents and invitees shall park their vehicles only in those parking areas designated by Lessor. Lessee shall furnish Lessor with state automobile license numbers of Lessee's vehicles and its employees' vehicles within five days after taking possession of the Leased Premises and shall notify Lessor of any changes within five days after such change occurs. Lessee shall not leave any vehicle in a state of disrepair (including without limitation, flat tires, out of date inspection sticker or license plates) on the Property. If Lessee or its employees, agents or invitees park their vehicles in areas other than the designated parking areas or leave any vehicle in a state of disrepair, Lessor shall have the right to remove such vehicles at Lessee's expense.

15. Parking shall be in compliance with all parking rules and regulations including any sticker or other identification system established by Lessor. Failure to observe the rules and regulations shall terminate Lessee's right to use the parking area and subject the vehicle in violation of the parking rules and regulations to removal and impoundment. No termination of parking privileges or removal or impoundment shall create any liability on Lessor or be deemed to interfere with Lessee's right to possession of the Leased Premises. Vehicles must be parked entirely within the stall lines and all directional signs, arrows and posted speed limits must be observed. Parking is prohibited in areas not stripped for parking, in aisles where "No Parking" signs are posted, on ramps, in cross-hatched areas, and in other areas as may be designated by Lessor. Parking stickers or other forms of identification supplied by Lessor shall remain the property of Lessor and not the property of Lessee and are not transferable. Every person is required to park and lock his vehicle. All responsibility for damage to vehicles or persons is assumed by the owner of the vehicle or its driver.

16. The Lessee is responsible for the cleaning of his own entry, bathrooms and windows.

17. The Lessee will provide and keep in working order all necessary fire extinguishers to provide adequate protection and meet all city, state and federal requirements.

18. Lessee shall not lay floor covering within the Leased Premises without written approval of the Lessor. The use of cement or other similar adhesive materials not easily removed with water is expressly prohibited.

19. Lessee agrees to cooperate and assist Lessor in the prevention of canvassing, soliciting and peddling within the Building.

20. Lessor reserves the right to exclude from the Building between the hours of 6:00 p.m. and 8:00 a.m. on weekdays and at all hours on Saturday, Sunday and legal holidays, all persons who are not known to the Building security personnel.

21. It is Lessor's desire to maintain the Property in the highest standard of dignity and good taste consistent with comfort and convenience for Lessees. Any action or condition not meeting this high standard should be reported directly to Lessor. Your cooperation will be mutually beneficial and sincerely appreciated. Lessor reserves the right to make such other and further reasonable rules and regulations as in his judgement may from time to time be necessary, for the safety, care and cleanliness of the Leased Premises and for the preservation of good order therein.

                                    EXHIBIT E

                           ADDENDUM TO LEASE AGREEMENT


With Lessee:          Urologix, Inc.          Dated:       January 20, 1992
            ---------------------------             -----------------------


Lessor and Lessee hereby amend the following terms and conditions of the attached Lease Agreement:

1. Lessor, at its cost, will complete the construction per the attached Exhibit B, including the construction in 'Expansion South' with the window blinds staying the property of the Lessor, and otherwise, the suite will be taken in "as is" condition.

2. The base rent for the period March 1, 1992 - February 28, 1993 will be $3,328.00 per month.

3. Lessee will allow Lessor to lease the warehouse are in "Expansion South' until Lessee takes occupancy on the additional 1,000 sq. ft. of office to be constructed by Lessor. Lessee to give Lessor sixty (60) days notice to vacate and Lessor's occupancy will not be disruptive nor interfere with Lessee's occupancy.

4. Lessor will pay Lessee's gas and electric bills (directly) and will coordinate and pay directly once per week janitorial for the 'core area' until August 31, 1995. Lessor will pay the utilities and janitorial related to 'Expansion South' until August 31, 1995.

5. Lessee will receive January 1 - February 28, 1993 Base Rent free and a 'Prompt Pay' discount of July, 1993 and July, 1994 Base Rent free on the 'Initial Leased Premises' if Lessee is not in default and all prior rent payments have been received by the fifth of the current month.

6. On or before July 1, 1993 (if occupancy is September 1, 1993) with sixty (60) days written notice by Lessee, Lessor will construct up to 1,000 square feet of additional finished office/warehouse space in 'Expansion South.' All construction to be at Lessor's cost and to Lessor's construction standards, with Lessee then paying $8.75 per sq. ft. Base Rent for this additional finished area and $4.45 per sq. ft. for the remainder of 'Expansion South.' Lessor will pay the utilities and janitorial related to 'Expansion South' until August 31, 1995.

7. Provided Lessee has occupied 'Expansion South' optional 1,000 sq. ft. of finished area, Lessee can give one hundred eighty (180) days written notice to expand into either 'Expansion West' or 'Expansion East' with Lessee paying $8.75 per sq. ft. for office area and $4.45 per sq. ft. for warehouse area for Base Rent. Lessee will also pay the utilities and janitorial for any 'Expansion West' and 'Expansion East' commencing September 1, 1995. This Lease automatically expires on August 31, 1995 if Lessee has not given the aforementioned notice to expand into either 'Expansion West' and 'Expansion East' by March 1, 1995.

8. Lessee acknowledges the sharing of the common areas of the bathroom and a portion of the warehouse space and will pay $8.75 per sq. ft. for office space and $4.45 per sq. ft. for warehouse space rent plus the applicable additional rent anytime it occupies the entire space and it is no longer a common area with another tenant.

9. Any Base Rent free concessions and 'Prompt Pay' discounts used by Lessee will become immediately due and payable upon the occurrence of an event of default by Lessee.

Except as provided for in the above-described amendments, the terms and conditions on the attached Lease Agreement are unchanged and remain in full force and effect.

                                         Date:             01/24/92
                                              ---------------------




LESSEE                          LESSOR: Parkers Lake Pointe I Ltd. Partnership

                                                    Caliber Dev Corp. its G.P.

/s/ JOHN M. REID                /s/ JOHN M. LAVANDER
---------------------------     ------------------------------------

Its: President                           Its: President

                                    EXHIBIT F

                           ADDENDUM TO LEASE AGREEMENT


With Lessee:          Urologix, Inc.          Dated:          June 20, 1994
            ---------------------------             -----------------------


All terms and conditions of the original Lease Agreement dated January 20, 1992 remain unchanged and in full force and effect with the exception of the following modifications:

1. As provided in Exhibit E - Paragraph 7, Lessee will expand into 'Expansion East', Suite #109 consisting of 1590 sq. ft. of office space at a rate of $8.75 per sq. ft. Base Rent or $13,912 annually. The expansion will occur upon the move out of Anchor Insurance Agency, but not later than September 19, 1994. Lessor will complete the remodeling at its cost and to its standards per the attached Exhibit G and will touch up paint the entire suite.

2. In addition, as provided in Exhibit E - Paragraphs 3 and 6, Lessee will begin full occupancy on July 1, 1994 of the entire 'Expansion South.' Lessor will construct the clean room, inspection room and production room per the attached Exhibit at Lessor' cost and to it's standards, with Lessee then paying $8.75 per sq. ft. Base Rent for fin-shed space of 1000 sq. ft. adding $4300 annually in Base Rent. The remodeling is per the attached Exhibit G.

3. The Leased Premises now totals 9166 sq. ft. (7576 sq. ft. initially plus 1590 sq. ft. in 'Expansion East').

4.       The Lease expiration date remains August 31, 1997.

5. As provided in Exhibit E - Paragraph 8, Lessee will pay rent for all common areas due to no longer sharing them with other tenants adding $1,000 annually Base Rent.

6. In total, annual Base Rent is increased by $19,212 to $70,992 annually and $5,916 monthly.

7. Additional Rent, as defined in Paragraph, 6a and 6b of the original Lease, becomes 23.1%.

8. The automatic lease cancellation date stipulated in Exhibit E - paragraph 7, is no longer effective due to Lessee's expansion and Lessee is responsible for the Lease until August 31, 1997.

9. Regarding Paragraph 4 of Exhibit E, effective July 1, 1994 Lessee will pay the separately metered utilities applicable to it's entire suite and Lessee will also contract and pay for it's own janitorial services and Lessor will construct the bathroom and expanded breakroom at it's cost and to it's typical office standards.

10. The rent concession of July 1994 Base Rent free stipulated in Exhibit E, Paragraph 5 is not available on the expansion space and the $4315.00 rent concession is delayed until August 1994.

11. Lessee Will earn a Prompt Pay discount of August 1997 Base Rent free if all prior rent payments have been received by the third of the current month.

12. To provide for Lessee's future expansion, Lessor agrees that Expansion West now occupied by Syscom International, will be available for expansion on March 31, 1995. Lessee must give sixty days prior written notice of it's intent to expand or not take the space.


                                                   Date:     27 JUNE 1994
                                                        -----------------


LESSEE                                LESSOR:

Urologix, Inc.                            Parkers Lake Pointe I Ltd. Partnership

/s/ W. ALLEN PUTNAM                       Caliber Dev Corp. its G.P.
---------------------------

Its: Vice President of Operations     /s/ JOHN M. LAVANDER
                                      ------------------------------------

                                               Its: President

                                    EXHIBIT H

                           ADDENDUM TO LEASE AGREEMENT


With Lessee:          Urologix, Inc.          Dated:          April 5, 1995
            ---------------------------             -----------------------


All terms and conditions of the original Lease Agreement dated January 20, 1992 and amended in Exhibit F dated June 20, 1994 remain unchanged and in full force and effect with the exception of the following modifications:

1. As provided in Exhibit F - Paragraph 12, effective April 1, 1995 Lessee has expanded into 'Expansion West', Suite #114 consisting of 1729 sq. ft. of space at a Base Rent of $9,768 annually and $814.00 monthly. The total Base Rent is therefore $80,760 annually and $6,730 monthly.

2.       The Leased Premises now totals 10, 895 sq. ft.

3.       The Lease Expiration Date is extended to March 31, 1998.

4. Additional Rent, as defined in Paragraphs, 6a and 6b of the original Lease, becomes 27.5%.

5. The "Prompt Pay" discount specified in Exhibit F is not applicable on this expansion area.

6. Suite 114 will be taken in "as is" condition with any remodeling to be completed by Lessee at Lessee's cost. Caliber Development will perform space planning and construction coordination services at no charge to Lessee.

7. Lessor will make available for Lessee's expansion the adjoining suites 104 consisting of 2,076 sq. ft., suite 101 of 1.092 sq. ft. and suite 102 consisting of 1,404 sq. ft. (per attached Exhibit H) on January 31, 1997. Lessee will give Lessor 120 days prior written notice of it's intention to occupy or not occupy these suites with Lessee required to Lease suite 104 on or before suites 101 and 102. Lessee will pay monthly Base Rent of $1,062.00 for suite #104, $400.00 for suite 101 and $1,035.00 for suite 102 (plus the Base Rent increase referenced later) and it's proportionate share of Additional Rent based on the square footage occupied. Lessee will take suites in "as is" condition and any remodeling will be completed at Lessee's cost. If Lessee occupies any of the suites, the Lease will be automatically extended for the period of three years from such occupancy. On the day of occupancy Lessee's Base Rent for its' entire suite after this expansion will be adjusted to the square footage rates for office and warehouse of Caliber Development's most recent lease transactions for similar space in Plymouth, but not to be less than Lessee's current Base Rent. However, after January 31, 1998, and with ninety days prior written notice by Lessee to Lessor, the remaining term of the Lease can be bought out or $5,000.00 if Lessor cannot provide Lessee's expansion needs. Such expansion space will be contiguous space and in sufficient size and configuration to meet Lessee's needs.



                                                                  Date: 4/14/95
                                                                        -------


LESSEE                                LESSOR:

Urologix, Inc.                            Parkers Lake Pointe I Ltd. Partnership

/s/                                       Caliber Dev Corp. its G.P.
---------------------------------

Its: Vice President of R&D                /s/ JOHN M. LAVANDER
                                          --------------------------------------

                                          Its: President

                                    EXHIBIT I

                           ADDENDUM TO LEASE AGREEMENT


With Lessee:          Urologix, Inc.          Dated:          March 7, 1996
            ---------------------------             -----------------------


All terms and conditions of the original Lease Agreement dated January 20, 1992 and amended in Exhibit F dated June 20, 1994, and Exhibit H dated April 5, 1995 remain unchanged and in full force and effect with the exception of the following modifications:

1. As provided in Exhibit H, Paragraph 7, effective on or before October 1, 1996, Lessee will expand into suite #104 consisting of 2,076 sq. ft. of which 900 sq. ft. are office and 1,176 are warehouse.

2. Base Rent increased by $13,728.00 annually and $1,144.00 monthly based on rates of $9.12 per sq. ft. for office and $4.70 per sq. ft. for warehouse. The total Base Rent of therefore $94,488.00 annually and $7,874.00 monthly.

3. Including the suite #104 expansion, the Leased Premises will total 12,971 sq. ft. and Additional Rent, as provided in paragraphs 6a and 6b of the original Lease Agreement, will become 32.7%.

4. Lessor, on or before January 1, 1997, will endeavor to move the present tenants and make available for Lessee's leasing and occupancy, suite #116 and #117 totaling 3,935 sq. ft. of which 2, 045 are office and 1,840 sq. ft. are warehouse.

5. Base Rent increases by $27,528.00 annually and $2,294.00 monthly based on rates of $9.12 per sq. ft. for office and $4.70 per sq. ft. for warehouse.

6. As provided in Exhibit E paragraph 8, when Lessee leases suite #116 the common area of 327 sq. ft. of warehouse becomes part of Lessee's suite for which Lessee pays $128.00 per month and $1,536.00 annual Base Rent plus its' proportionate share of Additional Rent, as provided in paragraphs 6a and 6b o the original Lease Agreement.

7. Upon Lessee's occupancy of the suite #116 and #117 expansion and the common area, the Leased Premises will total 17,233 sq. ft. The Base Rent will total $123,552.00 annually, $10,296.00 monthly and Additional Rent, as provided in paragraphs 6a and 6b of the original Lease Agreement, will become 43.5%.

8.       The Lease Expiration Date is extended to January 31, 2000.

9. As provided in Exhibit H, paragraph 7, all expansion area will be taken in "as is" condition with any remodeling to be completed by Lessee at Lessee's cost except Lessor will, at its cost minimally 2.25 per sq. ft. on finished office space and to its standards, repaint and recarpet all expansion areas which are finished as office area. Lessor will also construct the warehouse wall in suite #116. In addition, Caliber Development will perform space planning and construction coordination services at no charge to Lessee.

10. The "Prompt Pay" discount of $5,916.00 in August 1997 specified in Exhibit F, paragraph 11 is still applicable, but not on any expansion areas.

11. Lessee maintains its' option to expand into suites #101 and #102 on January 31, 1997, on the terms and consiti9ons specified in Exhibit H, paragraph 7, and this option is modified to also be available on December 431, 1997 on the same terms and conditions. Upon Lessee's occupancy of suite #101 and #102 the lease term will be expanded to have at least a three-year term from the date of occupancy.

12. Referencing Exhibit H, paragraph 7, the earliest date of the buyout is changed to July 31, 1998, and the amount of the buyout is increased to $10,000.00, and the buyout remains only available to Lessee if Lessor cannot provide Lessee's expansion needs. Such expansion space will be contiguous space and in sufficient size and configuration to meet Lessee's needs. The new rates for the February 1, 1998, Base Rent adjustment will not be less than $9.12 per sq. ft. for finished office area and $4.70 per sq. ft. for warehouse area. Lessor acknowledges that these areas where the Lessee has finished office and production area at Lessee's cost, on which it is presently paying warehouse rates, that future rates shall remain based on warehouse rates.

13. After Lessee has expanded into suites 101 and 102 as described in paragraph 2 above on June 30, 1997, and each succeeding June 30th, with 120 days prior written notice to Lessor, Lessee has the option to expand into and lease suite #118. The Base Rental rates will be those in effect on the Leased Premises at the time of the expansion into suite #118 with Lessee also paying its proportionate share of Additional Rent. The suite will be taken in "as-is" condition. Upon Lessee's occupancy of suite #118, the will be extended to have at least a three year term from the date of occupancy.

14. With reference to paragraph 4 of this Exhibit I Lessor has sixty days from the signing of this Exhibit, to commit to providing suites #116 and #117 on or before January 1, 1997. If Lessor does not, the buyout provided in paragraph 12 of this Exhibit is reduced to $5,000 and the date of the buyout can be exercised more quickly on January 31, 1998. In addition, Lessee at it's option and with ninety days prior written notice to Lessor, can Lease suites #116 and #117 on January 31, 1999.



                                                                  Date: 4/2/96
                                                                        ------


LESSEE                               LESSOR:

Urologix, Inc.                            Parkers Lake Pointe I Ltd. Partnership

/s/                                       Caliber Dev Corp. its G.P.
--------------------------------

Its: Vice President of R&D                /s/ JOHN M. LAVANDER
                                          --------------------------------------

                                          Its: President

                                    EXHIBIT J

                           ADDENDUM TO LEASE AGREEMENT


With Lessee:          Urologix, Inc.          Dated:     September 30, 1996
            ---------------------------             -----------------------


All terms and conditions of the original Lease Agreement dated January 20, 1992 and amended in Exhibit F dated June 20, 1994, and Exhibit H dated April 5, 1995 and Exhibit I dated March 7, 1996, remain unchanged and in full force and effect with the exception of the following modifications:

1. Lessor and Lessee agree that Lessee will expand into suite #104 on October 5, 1996, or when the existing tenant vacates the premises, as specified in Exhibit I, paragraphs 1,2 and 3. The Base Rent is increased $13,728.00 annually and $1,144.00 monthly based on rates of $9.12 per sq. ft. for office and $4.70 per sq. ft. for warehouse. The total is therefore $94,488.00 annually and $7,874.00 monthly.

2. Including the suite #104 expansion, the Leased Premises will total 12,971 sq. ft. and Additional Rent, as provided in paragraphs 6a and 6b of the original Lease Agreement, will become 32.7%.

3. Lessor and Lessee agree that Lessee will not expand into suites #116 and #117 as was provided in exhibit I, paragraphs 4, 5, 7 and 14. However, regarding Exhibit I, paragraph 6, for the remaining common area of 327 sq. ft. of warehouse space, Lessee does agree to pay 50% of the Base Rent of $128.00 monthly or $64.00 monthly $768.00 annually plus 50% of it's share of Additional Rent, as provided in paragraph 6a and 6b of the original Lease Agreement. Further, Lessee will reimburse Lessor up to 50% but not to exceed $3,000 for leasing commission incurred to replace Protocol Printing in Northwest Business Centre but not including any build-out costs for the new tenant's suite in the Northwest Business Centre.

4.       The expansion options into suites #101, #102 and #118 provided in
         Exhibit I, paragraphs 11 and 13 are terminated.


                                                                Date: 9/30/96
                                                                      -------



LESSEE                               LESSOR:

Urologix, Inc.                            Parkers Lake Pointe I Ltd. Partnership

/s/                                       Caliber Dev Corp. its G.P.
--------------------------------

Its: Vice President of R&D                /s/ JOHN M. LAVANDER
                                          --------------------------------------

                                          Its: President

                                    EXHIBIT K

                           ADDENDUM TO LEASE AGREEMENT


With Lessee:          Urologix, Inc.          Dated:      November 15, 1996
            ---------------------------             -----------------------


All terms and conditions of the original Lease Agreement dated January 20, 1992 and amended in Exhibit F dated June 20, 1994, and Exhibit H dated April 5, 1995 and Exhibit I dated March 7, 1996, and Exhibit J dated September 30, 1996, remain unchanged and in full force and effect with the exception of the following modifications:

1. Lessor and Lessee agree that Lessee will expand into suite #102, consisting of 1,404-sq. ft. of office space, on November 15, 1996.

2. In addition, Lessee will expand into Suite #101 consisting of 1,092-sq. ft. of warehouse space on December 1, 1996.

3. The Base Rent is increased $17,940.00 annually and $1,495.00 monthly based on rates of $9.12 per sq. ft. for office and $4.70 per sq. ft. for warehouse. The total Base Rent is therefore $112,428 annually and $9,369 monthly.

4. Including the suites #101 and #102 expansions, the Leased Premises will total 15,467 sq. ft. and Additional Rent, as provided in paragraphs 6a and 6b of the original Lease Agreement, will become 39.02%.

5. Both suites will be taken in "as is" condition except Lessor will pay for new carpeting in the 1,404-sq. ft. of office area. Any remodeling performed by Lessee or at its direction will occur after Lessor's written approval of Lessee's plans and specifications with all remodeling completed to applicable building codes and Lessor's construction standards. Lessee agrees, at Lessor's option, to restore, at its cost and to Lessor's construction standards, any agreed upon walls or any remodeling to that which they are at present per the attached Exhibit L.

6. Lessor, on or before June 1, 1997, will endeavor to move the present tenants and make available for Lessee's leasing and occupancy, suites #116 and #117 totaling 3,935 sq. ft. of which 2,045 are office and 1,890 sq. ft. are warehouse. Upon the previous tenants move-out, Base Rent will increase by $27,528.00 annually and $2,294.00 monthly based on rates of $9.12 per sq. ft. for office and $4.70 per sq. ft. for warehouse.

7. However, as provided in Exhibit H, paragraph 7, on the date of occupancy of the expansion spaces and on February 1, 1998, the entire suite's Base Rent will be adjusted to the square footage rates for office and warehouse of Caliber Development's most recent lease transactions for similar space in Plymouth. This is $100.00 per month on Suites #116 and #117.

8. As provided in Exhibit E, paragraph 8, when the Lessee leases suites #116 and #117, the common area of 327 sq. ft. of warehouse becomes part of Lessee's suite for which Lessee will pay the final 50% of the $128. Per month and $1,536. Annual Base Rent plus it's proportionate share of Additional Rent as provided in paragraph's 6a and 6b of the original Lease Agreement. The first 50% was committed in Exhibit J, paragraph 3.

9. Upon Lessee's leasing of suites #116 and #117 for expansion and the additional 327 sq. ft. of common area, the Leased Premises will total 19,729 sq. ft. The Base Rent will total $141,492.00 annually and $11,791.00 monthly and Additional Rent, as provided in paragraphs 6a and 6b of the original Lease Agreement, will become 49.8%.

10. The present Lease Expiration Date is January 31, 2000. However, upon Lessee's leasing of suites #116 and #117, the Lease Expiration Date will be extended to three years from that date of occupancy.

11. Suites #116 and #117 will be taken in "as is" condition with any remodeling to be completed by Lessee at Lessee's cost except Lessor will, at its cost and to its standards, recarpet the 2,045 sq. ft. office area. Remodeling to be substantially equivalent according to the approved plans attached as Exhibit L.

12. The "Prompt Pay" discount of $5,916.00 in August 1997 specified in Exhibit F, paragraph 11, is no longer applicable.

13. Referencing Exhibit I, paragraph 12, the date of the buyout remains July 31, 1998, and the amount of the buyout remains $10,000. However, Lessee shall give Lessor at least one hundred eighty days prior notice of such buyout and the buyout is payable at the time of notice. The buyout remains only available to Lessee if Lessor cannot provide Lessee's expansion needs. Such expansion space will be contiguous space and in sufficient size and configuration to meet Lessee's' needs.

14. Lessee shall immediately increase the amount of the security deposit by $8,000.00 and Lessor will reimburse Lessee $8,000.00 of remodeling costs per the attached Exhibit M.

EXCEPT AS PROVIDED FOR IN THE ABOVE-DESCRIBED AMENDMENTS, THE TERMS AND CONDITIONS ON THE ATTACHED LEASE AGREEMENT ARE UNCHANGED AND REMAIN IN FULL FORCE AND EFFECT.



                                                                Date: 5/5/97
                                                                      ------


LESSEE                               LESSOR:

Urologix, Inc.                            Parkers Lake Pointe I Ltd. Partnership

/s/                                       Caliber Dev Corp. its G.P.
-------------------------------

Its: Vice President                       /s/ JOHN M. LAVANDER
                                          --------------------------------------

                                          Its: President

                                    EXHIBIT M

                           ADDENDUM TO LEASE AGREEMENT


With Lessee:          Urologix, Inc.          Dated:       October 31, 1997
            ---------------------------             -----------------------


All terms and conditions of the original Lease Agreement dated January 20, 1992 and amended in Exhibit F dated June 20, 1994, and Exhibit H dated April 5, 1995 and Exhibit I dated March 7, 1996, and Exhibit J dated September 30, 1996, and Exhibits K and L dated November 15, 1996, remain unchanged and in full force and effect with the exception of the following modifications:

1. Lessor and Lessee agree that Lessee will expand into suite #118 as shown in the attached Exhibit N, totaling 3,935 sq. ft. now consisting of 2,612 sq. ft. of office space and 1/323 sq. ft. of warehouse space, on December 1, 1997. Lessee's Leased Premises will then total 23,664 sq. ft.

2. At the time of occupancy, the Base Rent will be increased $31,356.00 annually and $2,613.00 monthly based on rates of $9.50 per sq. ft. for office and $4.95 per sq. ft. for warehouse. The total Base Rent will then be $174,048.00 annually and $14,504.00 monthly.

3. Additional Rent, as provided in paragraphs 6a and 6b of the original Lease Agreement, will become 59.7%.

4. The suite will be taken in "as is" condition except Lessor will pay for new carpeting in the 2,612-sq. ft. of office area. Any remodeling performed by Lessee or at it's direction, will occur after Lessor's written approval of Lessee's plans and specifications with all remodeling completed to applicable building codes and Lessor's construction standards.

5. Lessee acknowledges that the Lease Expiration Date has been extended from January 31, 2000 to May 31, 2000 as provided in Exhibit K, paragraph 10. Further, upon Lessee's leasing of suite #118, the Lease Expiration Date will be extended to January 31, 2003. On December 1, 2001, the Base Rent will be increased by the lesser of 10% or the Mpls/St. Paul Consumer Price Index.

6. Exhibit K, paragraph 13, is still applicable except the date of the buyout is extended to June 30, 1999 from July 31, 1998, with any notice the last day of the given month. The amount of the buyout remains $10,000 and Lessee shall give Lessor at least ten months prior notice of such buyout with the buyout payable at the time of notice.

7. Exhibit K, paragraph 7 is still applicable regarding the adjustment of Base Rent of February 1, 1998.

8. Lessee will pay Sonus Acoustics $7,500.00 on December 1, 1997, as reimbursement for moving costs.



EXCEPT AS PROVIDED FOR IN THE ABOVE-DESCRIBED AMENDMENTS, THE TERMS AND CONDITIONS ON THE ATTACHED LEASE AGREEMENT ARE UNCHANGED AND REMAIN IN FULL FORCE AND EFFECT.



                                                               Date: 10/31/97
                                                                     --------


LESSEE                              LESSOR:

Urologix, Inc.                            Parkers Lake Pointe I Ltd. Partnership

/s/                                       Caliber Dev Corp. its G.P.
------------------------------

Its: Vice President                       /s/ JOHN M. LAVANDER
                                          --------------------------------------

                                          Its: President

                                    EXHIBIT N

                                ADDENDUM TO LEASE


THIS AMENDMENT TO LEASE ("Amendment"), made this 12th day of March, 1998 between Parkers Lake I Realty Corp, as Lessor and Urologix, Inc., as Lessee;



                                   WITNESSETH:

WHEREAS, Lessor's predecessor-in-interest and Lessee entered into a lease dated January 20, 1992, as amended on June 20, 1994 April 5, 1995, March 7, 1996, September 30, 1996, November 15, 1996, and October 31, 1997 (as amended, the "Lease"), covering premises known and numbered as Suites #111/#109/#114/#104/#102/#101/#116/#117/#118 (the "Existing Premises"), Parkers
Lake Point I ("Building"), 14405 21st Avenue, Plymouth, MN 55447 ("Premises");


WHEREAS, Lessor and Lessee desire to enter into this Amendment to provide for an expansion of the Existing Premises into Suite #120 containing approximately 5,770 square feet of office space plus approximately 5,060 square feet of warehouse space ("Expansion Premises") and to further amend the lease;


NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, Lessor and Lessee hereby agree to amend the Lease, effective March 1, 1998, as follows:


1. The Leased Premises shall include Suite #120 and shall contain approximately 19,919 square feet of office space plus 14,575 square feet of warehouse space for a total of 34,494 square feet; it being the intention of the parties hereto that the Existing Premises and the Expansion Premises, both as hereinbefore defined, shall from and after March 1, 1998, collectively be referred to as the "Leased Premises".

2. Lessor and Lessee hereby agree that Lessee's Additional Rent shall be 87.02%.

3. Lessee agrees to pay to Lessor, without prior demand being made therefore and without offset or deduction of any kind, as Base Rent for the Leased Premises, the following sums:

         (i) For the period commencing on March 1, 1998 and expiring on November 30, 2001, the sum of $261,376.75 per annum, payable in equal monthly installments, in advance, of $21,781.40 per month.

         (ii) For the period commencing on December 1, 2001 and expiring on January 31, 2003, the Base Rent due hereunder shall be the amount due from Lessee during the prior twelve-month period, as increased by the same percentage of increase as the percentage of increase in the Mpls./St. Paul CP(I between the month of November, 2001 and the month of February, 1998. Notwithstanding anything to the contrary set forth hereinabove, in no event shall the Base Rent increase by more than 10% over the amount due from Lessee during the prior twelve-month period.

4. Lessor shall, at its sole cost and expense, provide new carpeting to the office area of the Expansion Premises which contains approximately 5,770 square feet. Except as expressly set forth herein, Lessee hereby agrees to accept the Expansion Premises in "as is" condition and Lessee further agrees that any and all improvements to the Leased Premises shall be performed by Lessee: (I) at its sole cost and expense; (ii) in accordance with plans and specifications previously approved by Lessor in writing; (iii) in full compliance with all applicable laws, ordinances, rules and regulations of any governmental authority having jurisdiction thereover; (iv) in a good and workmanlike manner; (v) in such a manner as to insure the least possible interference with all aspects of the operation of the office building, including cooperating fully with Lessor's requests regarding such items as the location of construction equipment and the times and manner in which construction will be performed, and (vi) in a prompt and diligent manner.

5. Except as expressly amended hereby, the Lease and all of the terms, covenants and conditions of the Lease are hereby reaffirmed in full force and effect.


IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first written above.

                                     LESSOR: Parkers Lake I Realty Corp.



                                             By:    /s/ CHRISTINE C. KURTZ
                                                    ----------------------

                                             Title: /s/ VICE PRESIDENT



                                     LESSEE: Urologix, Inc.



                                             By:

                                             Title: /s/ VICE PRESIDENT,
                                                    OPERATIONS

                                             3/6/98

                                    EXHIBIT 0

                                ADDENDUM TO LEASE



THIS AMENDMENT TO LEASE ("Amendment"), made this ____ day of March, 1998 between Parkers Lake I Realty Corp, as Lessor and Urologix, Inc., as Lessee;

                                   WITNESSETH:

WHEREAS, Lessor's predecessor-in-interest and Lessee entered into a lease dated January 20, 1992, as amended on June 20, 1994 April 5, 1995, March 7, 1996, September 30, 1996, November 15, 1996, and October 31, 1997 and March 12, 1998 (as amended, the "Lease"), covering premises known and numbered as Suites #111/#109/#114/#104/#102/#101/#116/#117/#118/#120 (the "Existing Premises"),
Parkers Lake Point I ("Building"), 14405 21st Avenue, Plymouth, MN 55447 ("Premises");

WHEREAS, Lessor and Lessee desire to enter into this Amendment to provide for an expansion of the Existing Premises into Suite #130 containing approximately 1,498 square feet of office space plus approximately 970 square feet of warehouse space (collectively the "Expansion Premises") and to further amend the lease;

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, Lessor and Lessee hereby agree to amend the Lease, effective March 26, 1998, as follows:

         1. The Leased Premises shall include Suite #130 and shall contain approximately 21,417 square feet of office space plus 15,545 square feet of warehouse space for a total of 36,962 square feet; it being the intention of the parties hereto that the Existing Premises and the Expansion Premises, both as hereinbefore defined, shall from and after March 26, 1998, collectively be referred to as the "Leased Premises".

         2. Lessor and Lessee hereby agree that Lessee's Additional Rent shall be 93.24%.

         3. Lessee agrees to pay to Lessor, without prior demand being made therefore and without offset or deduction of any kind, as Base Rent for the Leased Premises, the following sums:

         4. For the period commencing on March 26, 1998 and expiring on November 30, 2001, the sum of $280,409.25 per annum, payable in equal monthly installments, in advance, of $23,367.44 per month.

         (i) For the period commencing on December 1, 2001 and expiring on January 31, 2003, the Base Rent due hereunder shall be the amount due from Lessee during the prior twelve-month period, as increased by the same percentage of increase as the percentage of increase in the Mpls./St. Paul CP(I between the month of November, 2001 and the month of February, 1998. Notwithstanding anything to the contrary set forth hereinabove, in no event shall the Base Rent increase by more than 10% over the amount due from Lessee during the prior twelve-month period.

         (ii) Lessor shall, at its sole cost and expense, provide new carpeting to the office area of the Expansion Premises which contains approximately 1,498 square feet. Except as expressly set forth herein, Lessee hereby agrees to accept the Expansion Premises in "as is" condition and Lessee further agrees that any and all improvements to the Leased Premises shall be performed by
Lessee: (I) at its sole cost and expense; (ii) in accordance with plans and specifications previously approved by Lessor in writing; (iii) in full compliance with all applicable laws, ordinances, rules and regulations of any governmental authority having jurisdiction thereover; (iv) in a good and workmanlike manner; (v) in such a manner as to insure the least possible interference with all aspects of the operation of the office building, including cooperating fully with Lessor's requests regarding such items as the location of construction equipment and the times and manner in which construction will be performed, and (vi) in a prompt and diligent manner.

         5. Except as expressly amended hereby, the Lease and all of the terms, covenants and conditions of the Lease are hereby reaffirmed in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first written above.



LESSOR:  Parkers Lake I Realty Corp.     LESSEE:  Urologix, Inc.

By:      /s/ CHRISTINE C. KURTZ          By:
         ----------------------

Title:   /s/ VICE PRESIDENT              Title:   /s/ VICE PRESIDENT, OPERATIONS